The cash consideration has been adjusted for the dividends received related to the year of 2018 and the effect of the cash flow hedge entered into to hedge the exposure on changes in foreign exchange rates, as shown below: (Details) - BRL (R$)
R$ in Millions
	Dec. 31, 2019	Nov. 27, 2019
Cash consideration	R$ 9,268
Cash flow hedge effect	145
Cash consideration transferred gross	9,413
Dividends received related to 2018	(42)
Total cash consideration transferred	R$ 9,371	R$ 9,371